SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 5, 2007 (October 4, 2007)
Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578_

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

15300 Centennial Drive, Northville, Michigan	48167

(Address of principal executive offices)	(Zip Code)
(734) 737-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
     On October 4, 2007, management of Hayes Lemmerz International, Inc. (the “Company”) made a presentation to investors at the Deutsche Bank Leveraged Finance Conference in Phoenix, Arizona. The presentation is attached hereto as Exhibit 99.1
     Key points of the presentation include:
•	The Company has delivered on its strategy to:
o	Invest in the right geographies

o	Invest in the right customers

o	Invest in the right products

o	Pursue aggressive cost reductions
•	The Company has restructured its operations and balance sheet significantly over the past 24 months.

•	The Company is the leading global wheel manufacturer, with 74% of revenues generated by sales outside the United States.

•	The Company is focusing its growth on high-growth regions, with a diversified and growing customer base.

•	The Company has reduced its exposure to Ford, General Motors and Chrysler in the United States to a relatively small 18% of revenue and expects revenue from these customers in the United States to continue to decline as a percentage of total revenue.
     The information contained in this report is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
     The information contained herein is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly aused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: October 5, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Slide Presentation of Hayes Lemmerz International, Inc. delivered at the Deutsche Bank Leveraged Finance Conference on October 4, 2007.